GROGENESIS, INC.

(the “Issuer”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(UNITS)

CANADIAN SUBSCRIBERS

INSTRUCTIONS TO SUBSCRIBER

1.

You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.

If you are a Canadian resident, you must complete and sign Exhibit A “Canadian Investor Questionnaire” that starts on page 15 and the Risk Acknowledgement Form which starts on page 22 or Exhibit B that starts on page 23.  The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws.

3.

If you are a Canadian resident, unless you are subscribing through a person registered as a broker, an exempt market dealer (as defined in National Instrument 31-103 - Registration Requirements and Exemptions) or you are subscribing directly from the Issuer without involvement of a finder, you must complete and sign Exhibit C “Risk Acknowledgement Form” that starts on page 30.

GROGENESIS, INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from GroGenesis, Inc. (the “Issuer”) that number of units of the Issuer (each, a “Unit”) as is set out below at a price of USD $0.10 per Unit.  Each Unit is comprised of one share of common stock in the capital of the Issuer (each, a “Share”) and two non-transferable share purchase warrants (the “Warrants” or each a “Warrant”).  Each Warrant will entitle the holder thereof to acquire one Share (each, a “Warrant Share”) at a price of USD $0.15 per Warrant Share until 5:00 p.m. (Nevada time) on the date of expiration of the Warrant, which is three years following the Closing Date (as defined herein).  The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units”.

Subscriber Information ________________________________	Units to be Purchased ________________________________
(Name of Subscriber)	(Number of Units)

Account Reference (if applicable): _______
X_______________________________ (Signature of Subscriber – if the Subscriber is an Individual)	Total Subscription Price: _______ (the “Subscription Amount”, plus wire fees if applicable)

X_______________________________

(Signature of Authorized Signatory – if the Subscriber is not an Individual)

________________________________

(Name and Title of Authorized Signatory - if the Subscriber is not an Individual)

________________________________

(SIN, SSN, or other Tax Identification Number of the Subscriber)

________________________________

(Subscriber’s Address, including postal or zip code)

________________________________

________________________________

(Telephone Number)

(Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

________________________________

(Name of Disclosed Principal)

________________________________

(Address of Disclosed Principal)

________________________________

(Account Reference, if applicable)

________________________________

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

Register the Shares and Warrants as set forth below:

________________________________

(Name to Appear on Share and Warrant Certificate)

________________________________

(Account Reference, if applicable)

________________________________

(Address, including postal or zip code)

Deliver the Shares and Warrants as set forth below:

________________________________

(Attention - Name)

________________________________

(Account Reference, if applicable)

________________________________

(Street Address, including postal or zip code – no PO Boxes permitted)

________________________________

(Telephone Number)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by, the Subscriber, if any (i.e., shares, warrants, options):

________________________________

________________________________

1. State whether the Subscriber is an Insider of the Issuer: Yes [ ] No [ ] 2. State whether the Subscriber is a registrant under applicable Canadian securities laws: Yes [ ] No [ ]

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the  day of , 2017 (the “Closing Date”).

GROGENESIS, INC.

Per: ______________________________

Authorized Signatory

Address:	101 S. Reid Street, Suite 307 Sioux Falls, SD 57103

Telephone:	(605) 836-3100

Contact:	Richard Kamolvathin, Chief Executive Officer

E-mail:	rdk@grogenesis.com

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.

SUBSCRIPTION

1.1

On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Units as is set forth on page 1 of this Agreement at a price of USD $0.10 per Unit for the Subscription Amount shown on page 1 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the “Subscription”), and the Issuer agrees to sell the Units to the Subscriber, effective upon the Issuer’s acceptance of this Agreement.

1.2

Each Unit will consist of one Share and two Warrants.  The Warrants will not be transferable.  Each Warrant will entitle the holder thereof to purchase one Warrant Share, as presently constituted, for a period of three years commencing from the Closing Date at an exercise price of USD $0.15 per Warrant Share.  The Units, Shares, Warrants and Warrant Shares are referred to herein as the “Securities”.

1.3

The Subscriber acknowledges that the Units have been offered to the Subscriber as part of an offering by the Issuer of additional Units to other subscribers (the “Offering”).

1.4

All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

2.

PAYMENT

2.1

The Subscription Amount must accompany this Subscription and will be paid:

(a)

if the Subscriber is drawing funds from a Canadian bank to pay for this Subscription, by a certified cheque or bank draft drawn on a chartered bank or by wire transfer to the Issuer pursuant to wiring instructions below; or

(b)

if the Subscriber is drawing funds from any source other than a Canadian or U.S. chartered bank to pay for this Subscription, then only by wire transfer to the Issuer pursuant to wiring instructions below.

Great Western Bank

5100 West 26th Street

Sioux Falls SD  57106

Account Name:  GroGenesis, Inc.

Account #:  14092707

International Wire Routing Number (also referred to as Swift Code) – GTWBUS44

ABA Routing Number:  091408734

2.2

The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer.  In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page 1 of this Agreement, or as otherwise directed by the Subscriber.

3.

DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1

The Subscriber must complete, sign and return to the Issuer the following documents:

(a)

this Agreement;

(b)

if the Subscriber is a Canadian resident, the Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit A that starts on page 15 and the Risk Acknowledgement Form that starts on page 22;

(c)

if the Subscriber is a Canadian resident, if the Subscriber is not subscribing through a person registered as a broker or an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions) or the Subscriber is acquiring the Securities directly from the Issuer without involvement of a finder, the “Risk Acknowledgement Form” attached as Exhibit C that is on page 30; and

(d)

such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor;

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2

As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3

The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4.

CONDITIONS AND CLOSING

4.1

The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion.  The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2

The Closing is conditional upon and subject to the issue and sale of the Units being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities laws relating to the sale of the Units, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3

The Subscriber acknowledges that the certificates representing the Shares and the Warrants will be available for delivery as soon as practicable after the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5.

ACKNOWLEDGEMENTS AND AGREEMENTS OF THE SUBSCRIBER

The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.3), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)

the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c)

the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d)

the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Public Record”);

(e)

the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f)

there are risks associated with the purchase of the Securities, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(g)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)

a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agreement;

(i)

finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(j)

the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k)

all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l)

the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(m)

any resale of the Securities by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee, including resale restrictions imposed under United States securities laws and additional restrictions on the Subscriber’s ability to resell any of the Securities in Canada under applicable provincial securities laws;

(n)

it is the responsibility of the Subscriber to find out what any applicable resale restrictions are and to comply with such restrictions before selling any of the Securities;

(o)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)

applicable resale restrictions;

(p)

there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Securities;

(q)

the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)

no documents in connection with the issuance of the Securities have been reviewed by the SEC or any other securities regulators;

(s)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(t)

there is no government or other insurance covering any of the Securities;

(u)

none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable securities laws;

(v)

offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) will only be made in compliance with the safe-harbor provisions set forth in Regulation S or pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period will be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom, and in each case only in accordance with applicable securities laws;

(w)

hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws; and

(x)

this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.

REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

6.1

The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)

the Subscriber is not a U.S. Person;

(b)

the Subscriber is resident in the jurisdiction set out on page 1 of this Agreement;

(c)

if the Subscriber is resident outside of Canada and the United States:

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Securities;

(ii)

the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)

the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities,

(iv)

the purchase of the Securities by the Subscriber does not trigger:

A.

any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.

any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)

the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

6.2

the Subscriber:

(a)

has adequate net worth and means of providing for its current financial needs and possible personal contingences;

(b)

has no need for liquidity in this investment;

(c)

has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities;

(d)

is able to bear the economic risks of an investment in the Securities for an indefinite period of time; and

(e)

can afford the complete loss of the Subscription Amount;

(f)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(g)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(h)

the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(i)

the Subscriber has received and carefully read this Agreement;

(j)

the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(k)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Securities and the Issuer;

(l)

the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(m)

the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Subscriber has not subdivided its interest in any of the Securities with any other person;

(n)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(o)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities, provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements; and

(p)

no person has made to the Subscriber any written or oral representations:

(i)

that any person will resell or repurchase any of the Securities,

(ii)

that any person will refund the purchase price of any of the Securities, or

(iii)

as to the future price or value of any of the Securities.

6.3

In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7.

REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE ISSUER

The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Shares and the Warrants, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.

ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of the Public Record.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

9.

LEGENDING OF SHARES

9.1

If the Subscriber is not a U.S. Person, the Subscriber hereby acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under applicable securities laws, any certificates representing any of the Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

9.2

If the Subscriber is a resident of any jurisdiction of Canada, the Subscriber hereby represents, warrants, acknowledges and agrees that:

(a)

a subsequent trade in any of the Securities in any province or territory of Canada will be a distribution subject to the prospectus requirements of applicable securities laws unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing any of the Securities (or ownership statement issued under a direct registration system or other book entry system) bears the restrictive legend specified in National Instrument 45-102 (“NI 45-102”) (the “45-102 Legend”);

(b)

the Subscriber undertakes not to trade or resell any of the Securities in Canada unless the trade or resale is made in accordance with NI 45-102;

(c)

by executing and delivering this Agreement and as a consequence of the representations and warranties made by the Subscriber in this Section 9.3, the Subscriber directs the Issuer not to include the 45-102 Legend on any certificates representing any of the Securities to be issued to the Subscriber and, as a consequence, the Subscriber will not be able to rely on the resale provisions of NI 45-102, and any subsequent trade in any of the Securities in or from any jurisdiction of Canada will be a distribution subject to the prospectus requirements of applicable Canadian securities laws; and

(d)

if the Subscriber wishes to trade or resell any of the Securities in any jurisdiction of Canada, the Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing any of the Securities to the Issuer’s transfer agent to have the 45-102 Legend imprinted on such certificate or to instruct the Issuer’s transfer agent to include the 45-102 Legend on any ownership statement issued under a direct registration system or other book entry system.

9.3

The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

10.

COLLECTION OF PERSONAL INFORMATION

The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including the Issuer’s Counsel.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws.  Notwithstanding that the Subscriber may be purchasing the Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)

the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the SEC and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of Shares or other securities of the Issuer owned by the Subscriber, the number of Units purchased by the Subscriber, the total Subscription Amount paid for the Units, the prospectus exemption relied on by the Issuer and the date of distribution of the Units;

(b)

such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c)

such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance

Ontario Securities Commission

Suite 1903, Box 55

20 Queen Street West

Toronto, ON  M5H 3S8

Telephone:  (416) 593-8086.

11.

COSTS

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units will be borne by the Subscriber.

12.

GOVERNING LAW

This Agreement is governed by the laws of the state of Nevada and the federal laws of the United States of America as applicable therein.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the state of Nevada.

13.

SURVIVAL

This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Securities by the Subscriber.

14.

ASSIGNMENT

This Agreement is not transferable or assignable.

15.

SEVERABILITY

The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.

ENTIRE AGREEMENT

Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

17.

NOTICES

All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

18.

COUNTERPARTS AND ELECTRONIC MEANS

This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

19.

EXHIBITS

The exhibits attached hereto form part of this Agreement.

20.

INDEMNITY

The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

Schedule A

Form of Warrant

THESE WARRANTS ARE NOT TRANSFERABLE.  THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

GROGENESIS, INC.

(A Nevada Corporation)

NON-TRANSFERABLE WARRANT CERTIFICATE

CERTIFICATE NO.  2017 - _____

# OF WARRANTS: ____________	RIGHT TO PURCHASE _______________ SHARES

THESE NON-TRANSFERABLE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID AT 5:00 P.M. (PACIFIC TIME) ON THE EXPIRY DATE (AS DEFINED IN THE TERMS AND CONDITIONS ATTACHED TO THIS WARRANT CERTIFICATE.

NON-TRANSFERABLE SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF GROGENESIS, INC.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE

This is to certify that, for value received, ___________________ of _______________________ (the “Holder”) has the right to purchase, upon and subject to the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”) from _____________________, 2017 to 5:00 p.m. (Pacific Time) on the Expiry Date (as defined in the attached Terms and Conditions), the number of fully paid and non-assessable common shares (the “Shares”) of GroGenesis, Inc. (the “Company”) set out above, by surrendering to the Company, at its offices at 101 S. Reid Street, Suite 307, Sioux Falls, SD 57103, this Warrant Certificate with a Subscription in the form attached hereto as Appendix “B”, duly completed and executed, and cash, bank draft, certified cheque or money order in lawful money of the United States of America, payable to the order of the Company in an amount equal to the purchase price per Share multiplied by the number of Shares being purchased (the “Aggregate Purchase Price”).  Subject to adjustment thereof in the events and in the manner set forth in the Terms and Conditions, the purchase price per Share on the exercise of each Non-Transferable Share Purchase Warrant (“Warrant”) evidenced hereby shall be US $0.15 per Share.

These Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Shares only in accordance with the Terms and Conditions.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date and from and after such time, these Warrants and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at the City of Sioux Falls, in the State of South Dakota, as of the _______ day of _________________, 2017.

GROGENESIS, INC.

By:  ______________________________

     Name:  Richard Kamolvathin

     Title:  Chief Executive Officer

PLEASE NOTE THAT ALL SHARE CERTIFICATES ISSUED UPON EXERCISE HEREOF MUST BE LEGENDED AS FOLLOWS:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

APPENDIX “A”

TERMS AND CONDITIONS dated as of ____________________, 2017 (the “Terms and Conditions”), attached to the Non-Transferable Share Purchase Warrants issued by GroGenesis, Inc.

1.

Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“Business Days” means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Nevada are authorized or obligated by law or executive order to close.

(b)

“Company” means GroGenesis, Inc., a Nevada corporation. If a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(c)

“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(d)

“Exercise Price” means US $0.15 per Share, subject to adjustment as provided in the Terms and Conditions;

(e)

“Expiry Date” means ___________________, 2020;

(f)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Section” followed by a number refer to the specified Section of these Terms and Conditions;

(g)

“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(h)

“Holder” or “Holders” means the holder of the Warrants and its heirs, executors, administrators, successors, legal representatives and assigns;

(i)

“Shares” means the shares of common stock in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of such shares, issued upon exercise of the Warrants;

(j)

“Warrants” means the Non-Transferable Share Purchase Warrants of the Company issued and presently authorized and for the time being outstanding; and

(k)

“1933 Act” means the United States Securities Act of 1933.

2.

Interpretation

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.  Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

3.

Applicable Law

The rights and restrictions attached to the Warrants shall be construed in accordance with the laws of the State of Nevada.

4.

Additional Issuances of Securities

The Company may at any time and from time to time do further equity or debt financing and may issue additional shares, warrants, convertible securities, stock options or similar rights to purchase shares of its capital stock.

5.

Replacement of Lost Warrants

(a)

In case this Warrant Certificate shall become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate of like date and tenure as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate shall be entitled to all benefits hereunder and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant Certificate pursuant hereto shall bear the cost of the issue thereof and in case of loss, destruction or theft shall furnish to the Company evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and its transfer agent in accordance with its usual policies and procedures and such applicant may also be required to furnish indemnity in the amount and form satisfactory to the Company and its transfer agent in accordance with its usual policies and procedures, and shall pay the reasonable charges of the Company in connection therewith.

6.

Warrant Holder Not a Shareholder

The holding of a Warrant Certificate will not constitute the Holder as a shareholder of the Company, nor entitle the Holder to any right or interest in respect thereof except as is expressly provided in the Warrant Certificate or these Terms and Conditions.

7.

Warrants Not Transferable

The Warrants and all rights attached thereto are not transferable.

8.

Notice to Holders

Any notice required or permitted to be given to the Holder will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third Business Day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

9.

Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third Business Day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

GroGenesis, Inc.

101 S. Reid Street, Suite 307

Sioux Falls, SD 57103

Attention:  Richard Kamolvathin

10.

Method of Exercise of Warrants

The right to purchase Shares conferred by the Warrants may be exercised by the Holder of such Warrant by surrendering it to the Company, with a duly completed and executed subscription in the form attached as Appendix “B” and cash, bank draft, certified cheque or money order payable to or to the order of the Company for the Aggregate Purchase Price subscribed for in lawful money of the United States of America.

11.

Effect of Exercise of Warrants

(a)

Upon surrender and payment as aforesaid, the Shares so subscribed for shall be deemed to have been issued and such Holder shall be deemed to have become the holder (or holders) of record of such Shares on the date of such surrender and payment and such Shares shall be issued at the Exercise Price in effect on the date of such surrender and payment.

(b)

Within ten Business Days after surrender and payment as aforesaid, the Company shall forthwith cause to be delivered to the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of Shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant surrendered.

12.

Subscription for Less than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant.  In the event of any purchase of a number of Shares less than the number which can be purchase pursuant to a Warrant, the Holder, upon exercise thereof, shall be entitled to receive a new Warrant Certificate in respect of the balance of the Shares which he was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

13.

Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Shares.

14.

Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder shall wholly cease and terminate and such Warrants shall be void and of no further force and effect.

15.

Adjustment of Exercise Price

The Exercise Price and the number of Common Shares deliverable upon the exercise of the Warrants shall be subject to adjustment in the event and in the manner following:

(a)

If and whenever the Shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of Shares, the Exercise Price shall be decreased or increased proportionately, as the case may be, and upon any such subdivision or consolidation, the number of Shares deliverable upon the exercise of the Warrants shall be increased or decreased proportionately, as the case may be.

(b)

In case of any capital reorganization or of any reclassification of the capital of the Company or in case of the consolidation, merger or amalgamation of the Company with or into any other company or of the sale of the assets of the Company as or substantially as an entirety or of any other company, each Warrant shall, after such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale, confer the right to purchase that number of shares or other securities or property of the Company or of the company resulting from such capital reorganization, reclassification, consolidation, merger, amalgamation or to which such sale shall be made, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale had the Warrants been exercised, would have been entitled on such capital reorganization, reclassification, consolidation, merger, amalgamation or sale and in any such case, if necessary, appropriate adjustments shall be made in the application of the provisions set forth in Sections 12 to 19 hereof with respect to the rights and interest thereafter of the Holders of the Warrants to the end that the provisions set forth in Sections 12 to 19 hereof shall thereafter correspondingly be made applicable as nearly as may reasonable be expected in relation to any shares or other securities or property thereafter deliverable on the exercise of the Warrants.  The subdivision or consolidation of the Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) shall not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 15(b).

(c)

The adjustments provided for in this Section 15 pursuant to any Warrants are cumulative .and will become effective immediately after the record date for, or, if no record date is fixed, the effective date, of the event which results in such adjustments.

16.

Determination of Adjustments

If any questions shall at any time arise with respect to the Exercise Price or any adjustments provided for in this Warrant, such questions shall be conclusively determined by the Company’s Auditors, from time to time, or, if they decline to so act, any other firm of chartered accountants that the Company may designate and who shall have access to all appropriate records and such determination shall be binding upon the Company and the Holders.

17.

Covenants of the Company

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of purchase provided for in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all Shares which they are or may be entitled to purchase pursuant thereto.

18.

Immunity of Shareholders, etc.

The Holder hereby waives and releases any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained.

19.

Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, and it shall, when so directed by these presents, modify the terms, and conditions hereof, for any one or more of any of the following purposes:

(a)

making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Warrants on any stock exchange or quotation system;

(b)

adding to or adding to or altering the provisions hereof in respect of the registration and transfer of Warrants making provisions for the exchange of Warrants of different denominations;

(c)

making any modification in the form of the Warrants which does not affect the substance thereof;

(d)

for any other purpose not inconsistent with the terms hereof, including the correction or recertification of any ambiguities, defective provisions, errors or omissions herein; and

(e)

to evidence any successions of any corporation and the assumption of any successor of the covenants of the Company herein and in the Warrants contained as provided herein.

20.

United States Restrictions

These Warrants and the Shares issuable upon the exercise of these Warrants have not been and will not be registered under the 1933 Act as amended or any state securities laws.  These Warrants may not be exercised in the United States (as defined in Regulation S under the 1933 Act) unless these Warrants and the Shares issuable upon exercise hereof have been registered under the 1933 Act, and any applicable state securities laws or unless an exemption from such registration is available.

DATED as of the date first above written in these Terms and Conditions.

GROGENESIS, INC.

By:  ______________________________

     Name:  Richard Kamolvathin

     Title:  Chief Executive Officer

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

ACCREDITED INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK, NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO:

GroGenesis, Inc. (the “Issuer”)

RE:

Purchase of units (the “Units”) of the Issuer

__________________________________________________________________________

Capitalized terms used in this Questionnaire and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

In connection with the purchase by the Subscriber of the Units, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)

is purchasing the Shares as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)

(A)

is resident in or is subject to the laws of one of the following (check one):

[ ] Alberta	[ ] New Brunswick	[ ] Prince Edward Island
[ ] British Columbia	[ ] Nova Scotia	[ ] Quebec
[ ] Manitoba	[ ] Ontario	[ ] Saskatchewan
[ ] Newfoundland and Labrador
[ ] United States:	____________________	(List State of Residence)

Or

(B)

[  ] is resident in a country other than Canada or the United States; and

(iii)

has not been provided with any offering memorandum in connection with the purchase of the Units.

In connection with the purchase of the Units of the Issuer, the Subscriber hereby represents, warrants, covenants and certifies that:

I.

ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

[ ]	the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying one of the following criterion (please initial or place a check-mark on the appropriate line below):

FOR INDIVIDUALS (i.e. a natural person and not a corporation, partnership, trust or other entity)

[ ]	(i)

an individual who, either alone or with a spouse, beneficially owns financial assets (please see the definition and guidance below regarding what are financial assets) having an aggregate realizable value that before taxes, but net of any related liabilities (please see the definition and guidance below regarding what are related liabilities), exceeds $1,000,000; [PLEASE ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS APPENDIX A]

[ ]	(ii)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; [PLEASE ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS APPENDIX A]

[ ]	(iii)

an individual who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; [PLEASE ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS APPENDIX A]

[ ]	(iv)

an individual who beneficially owns financial assets (please see the definition and guidance below regarding what are financial assets) having an aggregate realizable value that before taxes, but net of any related liabilities (please see the definition and guidance below regarding what are related liabilities), exceeds $5,000,000;

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

[ ]	(i)

a person, other than an individual or investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this Section I(iv);

[ ]	(ii)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(iii)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse;

REGISTERED DEALERS

[ ]	(i)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(ii)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in Section I(vii) in form and function;
[ ]	(iii)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in Section I(vii);
[ ]	(iv)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor;
[ ]	(v)

a person acting on behalf of a fully managed account managed by that person, if that person

(A)

is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(B)

in Ontario, is purchasing a security that is not a security of an investment fund;

INVESTMENT FUNDS

(i)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(ii)

an investment fund that distributes or has distributed its securities only to:

(A)

a person that is or was an accredited investor at the time of the distribution,

(B)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(C)

a person described in paragraph (A) or (B) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

OTHER CATEGORIES

[ ]	(i)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(ii)

a trust company or trust company registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust company, as the case may be;

[ ]	(iii)	a Canadian financial institution, or a Schedule III bank.

Guidance On Accredited Investor Exemption

Spouses

Sections I(i), I(ii) and I(iii) are designed to treat spouses as a single investing unit, so that either spouse qualifies as an “accredited investor” if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceeds $5,000,000. Section I(iv) does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets

For the purposes of the financial asset tests in Sections I(i) and I(iv), “financial assets” are defined to mean cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser’s personal residence is not included in a calculation of financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

(a) physical or constructive possession of evidence of ownership of the financial asset;

(b) entitlement to receipt of any income generated by the financial asset;

(c) risk of loss of the value of the financial asset; and

(d) the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP, for the sole benefit of an individual, are beneficially owned by that individual. In general, financial assets in a spousal RRSP would also be included for the purposes of the $1,000,000 financial asset test in Section I(i) because it takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP would not be included for purposes of the $5,000,000 financial asset test in Section I(iv). Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly would not meet the beneficial ownership requirements in either Sections I(i) or I(iv).

Net Assets

By comparison, the net asset test under Section I(iii) means all of the purchaser’s total assets minus all of the purchaser’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser’s personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser’s personal residence.

To calculate a purchaser’s net assets under the net asset test, subtract the purchaser’s total liabilities from the purchaser’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security.

Definitions

For the purposes hereof:

(a)

“Canadian financial institution” means

(i)

an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” means

(i)

a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)

each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c)

“director” means

(i)

a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)

with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)

“eligibility adviser” means

(i)

a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)

have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)

“executive officer” means, for an issuer, an individual who is

(i)

a chair, vice-chair or president,

(ii)

a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)

performing a policy-making function in respect of the issuer;

(f)

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(g)

“founder” means, in respect of an issuer, a person who,

(i)

acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)

at the time of the distribution or trade is actively involved in the business of the issuer;

(h)

“financial assets” means

(i)

cash,

(ii)

securities, or

(iii)

a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(i)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(k)

“jurisdiction” or "jurisdiction of Canada" means a province or territory of Canada except when used in the term foreign jurisdiction;

(l)

“non-redeemable investment fund” means an issuer:

(i)

whose primary purpose is to invest money provided by its securityholders;

(ii)

that does not invest

(A)

for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)

for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)

that is not a mutual fund;

(m)

“person” includes

(i)

an individual;

(ii)

a corporation;

(iii)

a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)

an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(n)

“related liabilities” means

(i)

liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)

liabilities that are secured by financial assets;

(o)

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(p)

“spouse” means, an individual who,

(i)

is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)

is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(q)

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

The Subscriber acknowledges and agrees that the above representations and warranties will be true and correct both as of the execution of this certificate and as of the Closing of the purchase and sale of the Securities and that such representations and warranties will survive the completion of the purchase of the Securities. The Subscriber acknowledges that the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Securities and that this certificate is incorporated into and forms part of the Agreement and the Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase of the Securities.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

Dated _____________________________, 2017

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Appendix A

Form 45-106F9

Form of Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Shares	Issuer: GroGenesis, Inc. (the “Issuer”)
Purchased from: The Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $__________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

•

Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•

Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
For investment in a non-investment fund
GroGenesis, Inc. 101 S. Reid Street, Suite 307 Sioux Falls, SD 57103 Richard Kamolvathin, Chief Executive Officer rdk@grogenesis.com
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca

EXHIBIT B

FRIEND, FAMILY AND BUSINESS ASSOCIATES

INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK, NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO:

GroGenesis, Inc. (the “Issuer”)

RE:

Purchase of units (the “Units”) of the Issuer

_____________________________________________________________________________

Capitalized terms used in this Questionnaire and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit B is attached.

In connection with the purchase by the Subscriber of the Units, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)

is purchasing the Units as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)

(A)

is resident in or is subject to the laws of one of the following (check one):

[ ] Alberta	[ ] New Brunswick	[ ] Prince Edward Island
[ ] British Columbia	[ ] Nova Scotia	[ ] Quebec
[ ] Manitoba	[ ] Ontario	[ ] Saskatchewan
[ ] Newfoundland and Labrador
[ ] United States:	____________________	(List State of Residence)

Or

(B)

[  ] is resident in a country other than Canada or the United States; and

(iii)

has not been provided with any offering memorandum in connection with the purchase of the Units.

In connection with the purchase of the Units of the Issuer, the Subscriber hereby represents, warrants, covenants and certifies that:

I.

ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

[ ]	the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying one of the following criterion (please initial or place a check-mark on the appropriate line below):

FOR INDIVIDUALS (i.e. a natural person and not a corporation, partnership, trust or other entity)

[ ]	(i)

an individual who, either alone or with a spouse, beneficially owns financial assets (please see the definition and guidance below regarding what are financial assets) having an aggregate realizable value that before taxes, but net of any related liabilities (please see the definition and guidance below regarding what are related liabilities), exceeds $1,000,000; [PLEASE ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS APPENDIX A]

[ ]	(ii)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; [PLEASE ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS APPENDIX A]

[ ]	(iii)

an individual who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; [PLEASE ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM ATTACHED AS APPENDIX A]

[ ]	(iv)

an individual who beneficially owns financial assets (please see the definition and guidance below regarding what are financial assets) having an aggregate realizable value that before taxes, but net of any related liabilities (please see the definition and guidance below regarding what are related liabilities), exceeds $5,000,000;

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

[ ]	(i)

a person, other than an individual or investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this Section I(iv);

[ ]	(ii)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(iii)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse;

REGISTERED DEALERS

[ ]	(i)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(ii)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in Section I(vii) in form and function;
[ ]	(iii)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in Section I(vii);
[ ]	(iv)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor;
[ ]	(v)

a person acting on behalf of a fully managed account managed by that person, if that person

(A)

is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(B)

in Ontario, is purchasing a security that is not a security of an investment fund;

INVESTMENT FUNDS

(i)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(ii)

an investment fund that distributes or has distributed its securities only to:

(A)

a person that is or was an accredited investor at the time of the distribution,

(B)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(C)

a person described in paragraph (A) or (B) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

OTHER CATEGORIES

[ ]	(i)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(ii)

a trust company or trust company registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust company, as the case may be;

[ ]	(iii)	a Canadian financial institution, or a Schedule III bank.

Guidance On Accredited Investor Exemption

Spouses

Sections I(i), I(ii) and I(iii) are designed to treat spouses as a single investing unit, so that either spouse qualifies as an “accredited investor” if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceeds $5,000,000. Section I(iv) does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets

For the purposes of the financial asset tests in Sections I(i) and I(iv), “financial assets” are defined to mean cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser’s personal residence is not included in a calculation of financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

(a) physical or constructive possession of evidence of ownership of the financial asset;

(b) entitlement to receipt of any income generated by the financial asset;

(c) risk of loss of the value of the financial asset; and

(d) the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP, for the sole benefit of an individual, are beneficially owned by that individual. In general, financial assets in a spousal RRSP would also be included for the purposes of the $1,000,000 financial asset test in Section I(i) because it takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP would not be included for purposes of the $5,000,000 financial asset test in Section I(iv). Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly would not meet the beneficial ownership requirements in either Sections I(i) or I(iv).

Net Assets

By comparison, the net asset test under Section I(iii) means all of the purchaser’s total assets minus all of the purchaser’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser’s personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser’s personal residence.

To calculate a purchaser’s net assets under the net asset test, subtract the purchaser’s total liabilities from the purchaser’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security.

Definitions

For the purposes hereof:

(a)

“Canadian financial institution” means

(i)

an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” means

(i)

a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)

each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c)

“director” means

(i)

a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)

with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)

“eligibility adviser” means

(i)

a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)

have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)

“executive officer” means, for an issuer, an individual who is

(i)

a chair, vice-chair or president,

(ii)

a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)

performing a policy-making function in respect of the issuer;

(f)

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(g)

“founder” means, in respect of an issuer, a person who,

(i)

acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)

at the time of the distribution or trade is actively involved in the business of the issuer;

(h)

“financial assets” means

(i)

cash,

(ii)

securities, or

(iii)

a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(i)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(k)

“jurisdiction” or "jurisdiction of Canada" means a province or territory of Canada except when used in the term foreign jurisdiction;

(l)

“non-redeemable investment fund” means an issuer:

(i)

whose primary purpose is to invest money provided by its securityholders;

(ii)

that does not invest

(A)

for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)

for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)

that is not a mutual fund;

(m)

“person” includes

(i)

an individual;

(ii)

a corporation;

(iii)

a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)

an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(n)

“related liabilities” means

(i)

liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)

liabilities that are secured by financial assets;

(o)

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(p)

“spouse” means, an individual who,

(i)

is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)

is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(q)

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

The Subscriber acknowledges and agrees that the above representations and warranties will be true and correct both as of the execution of this certificate and as of the Closing of the purchase and sale of the Securities and that such representations and warranties will survive the completion of the purchase of the Securities. The Subscriber acknowledges that the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Securities and that this certificate is incorporated into and forms part of the Agreement and the Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase of the Securities.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

Dated _____________________________, 2017

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

EXHIBIT C

RISK ACKNOWLEDGEMENT FORM

Risk Acknowledgement under BCI 32-513

Registration exemption for trades

in connection with certain prospectus-exempt distributions

Name of Issuer: GROGENESIS, INC.

Name of Seller: _______________________________________

I acknowledge that

•

the person selling me these securities is not registered with a securities regulatory authority and is prohibited from telling me that this investment is suitable for me;

•

the person selling me these securities does not act for me;

•

this is a risky investment and I could lose all my money; and,

•

I am investing entirely at my own risk.

Date:	Signature of Purchaser

Print Name of Purchaser

______________________________________
Name of salesperson acting on behalf of seller

National Instrument 45-106 Prospectus and Registration Exemptions may require you to sign an additional risk acknowledgement form.

If you want advice about the merits of this investment and whether these securities are a suitable investment for you, contact a registered adviser or dealer.